UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2019

SPRING BANK PHARMACEUTICALS, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-37718	52-2386345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Parkwood Drive, Suite 210

Hopkinton, MA 01748

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (508) 473-5993

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01Regulation FD Disclosure.

Spring Bank Pharmaceuticals, Inc. (the “Company”) is furnishing a presentation, attached as Exhibit 99.1 to this Current Report on Form 8-K, that the Company intends to reference on a publicly available conference call and webcast on April 12, 2019. The presentation will also be available on the Company’s website at http://ir.springbankpharm.com/events-and-presentations/presentations.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01Other Events.

On April 12, 2019, the Company issued a press release announcing results from the Company’s Phase 2 ACHIEVE clinical trial evaluating the use of inarigivir in patients infected with chronic hepatitis B virus.  The press release also includes results and findings from additional inarigivir studies. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

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Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Conference Call Presentation
99.2	Press Release issued April 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRING BANK PHARMACEUTICALS, INC.

Date: April 12, 2019	By:	/s/ Martin Driscoll
Martin Driscoll
President and Chief Executive Officer